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                                                                     EXHIBIT 3.6


                                                                  NUMBER: 332869


                                     [LOGO]


                                  CERTIFICATE
                                       OF
                                 CHANGE OF NAME

                                  COMPANY ACT


           CANADA
PROVINCE OF BRITISH COLUMBIA


                             I HEREBY CERTIFY THAT

                              UNICOMM SIGNAL INC.

                        has this day changed its name to

                             SMARTIRE SYSTEMS INC.


[SEAL]

                              Issued under my hand at Victoria, British Columbia
                                               on December 24, 1997

                                             /s/ JOHN S. POWELL
                                             -------------------------
                                                JOHN S. POWELL
                                             Registrar of Companies